UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2017

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, Israel	91390
(Address of Principal Executive Offices)	(Zip Code)

+972-2-566-0001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed, Oramed Pharmaceuticals Inc. (the “Company”) and FBR Capital Markets & Co. (“FBR”) are parties to an at market issuance sales agreement dated April 2, 2015, as amended (the “Sales Agreement”).  Pursuant to the Sales Agreement, the Company may issue and sell shares of its common stock having an aggregate offering price of up to $25 million from time to time, at its option, through FBR as its sales agent, subject to certain terms and conditions. Any shares sold will be sold pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-215525), including a prospectus dated February 2, 2017, as supplemented by a prospectus supplement dated April 5, 2017.  The Company will pay FBR a commission of 3.0% of the gross proceeds of the sale of any shares sold through FBR.  The Company is not obligated to utilize any of the $25 million available under the Sales Agreement and, to date, no shares have been sold under the Sales Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

5.1	Opinion of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP.

10.1
At-the-Market Issuance Sales Agreement, dated April 2, 2015, by and between the Company and MLV & Co. LLC. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2015.)

10.2
Amendment No. 1 to At-the-Market Issuance Sales Agreement, dated April 5, 2017, by and among the Company, MLV & Co. LLC and FBR Capital Markets & Co. (Incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2017.)

23.1	Consent of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP (contained in Exhibit 5.1).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name: Nadav Kidron
Title: President and CEO

April 7, 2017